U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 30, 2008
AMB PROPERTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-14245	94-3285362

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111

(Address of principal executive offices) (Zip code)
415-394-9000

(Registrants’ telephone number, including area code)
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On May 30, 2008, we entered into a euros 142,000,000 364-day multi-currency revolving facility agreement and related guarantee as loan guarantor with our affiliate AMB Fund Management S.à r.l. on behalf of AMB Europe Fund I FCP-FIS has indemnified us for all of our obligations under the guarantee. AMB Europe Fund I FCP-FIS as the obligors’ agent and a potential borrower, certain of our European affiliates as original borrowers, ING Real Estate Finance N.V. and certain of its European affiliates as lenders and ING Real Estate Finance N.V. as facility agent.
The facility agreement provides that certain of the affiliates of AMB Europe Fund I FCP-FIS, may borrow unsecured loans in an aggregate amount of up to euros 142,000,000 all of which are repayable 364 days after the date of the facility agreement (unless otherwise agreed). All amounts owed under the facility agreement are guaranteed by us.
The margin applicable to drawings under the facility is 95 basis points over EURIBOR (or over LIBOR for loans denominated in a currency other than euros). An additional margin of 100 basis points will be payable if our credit rating fails to meet certain levels. An upfront utilisation fee of 30 basis points is payable on the total amount of the facility.
The facility agreement contains affirmative covenants (including, without limitation, financial reporting requirements, real estate covenants and the maintenance of specified financial ratios) and negative covenants (including, without limitation, negative pledge provisions, restrictions on disposals and joint ventures) which are, in general, obligations at a borrower level and not directly applicable to us. In addition, the facility agreement includes events (including, without limitation, non-payment under the facility agreement, material breaches of representations and covenants, certain insolvency related events and an acceleration under the third amended and restated revolving credit agreement, dated as of June 1, 2006, by and among us, as borrower, the banks listed on the signature pages thereof, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Eurohypo AG, New York Branch, Wachovia Bank, N.A. and PNC Bank, National Association as documentation agents, The Bank of Nova Scotia, acting through its San Francisco Agency, Wells Fargo Bank, N.A., ING Real Estate Finance (USA) LLC and LaSalle Bank National Association, as managing agents) some of which, if not cured within any applicable time period, would constitute a mandatory prepayment event or an event of default. Failure to mandatorily prepay or the existence of an outstanding event of default gives the facility agent the right to accelerate the loans, cancel outstanding commitments and call upon our guarantee.
ING Real Estate (USA) LLC is a managing agent under our third amended and restated revolving credit agreement dated as of June 1, 2006, described above. ING Real Estate Finance NV and certain of its European affiliates are lenders and security agents and ING Real Estate Finance NV is facility agent under our euros facility agreement dated as of December 8, 2006, as amended on March 21, 2007.
AMB Fund Management S.à r.l. on behalf of AMB Europe Fund I FCP-FIS has indemnified us for all of our obligations under the guarantee.
A copy of the facility agreement, the guarantee and the counter-indemnity are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated into this current report by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	AMB Property, L.P. Guaranteed Multicurrency Revolving Facility Agreement, dated as of May 30, 2008, by and among AMB Fund Management S.à r.l. acting on its own name but on behalf of AMB Europe Fund I FCP-FIS, as logistics fund, affiliates of AMB Europe Fund I FCP-FIS as listed therein, financial institutions as listed therein as original lenders (and other lenders that are from time to time parties thereto), AMB Property, L.P., as loan guarantor, and ING Real Estate Finance NV, as facility agent.

10.2	Loan Guarantee, dated as of May 30, 2008, by AMB Property, L.P., as Guarantor, for the benefit of the facility agent and the lenders that are from time to time parties to that certain AMB Property, L.P. Guaranteed Multicurrency Revolving Facility Agreement, dated as of May 30, 2008, among AMB Fund Management S.à r.l. acting on its own name but on behalf of AMB Europe Fund I FCP-FIS as the logistics fund, AMB Property, L.P. as the loan guarantor, the financial institutions listed therein as original lenders (and other lenders that are from time to time parties thereto) and ING Real Estate Finance N.V., as the facility agent.

10.3	Counter-Indemnity, dated May 30, 2008, by and between AMB Property, L.P. and AMB Fund Management, S.à r.l. on behalf of AMB Europe Fund I FCP-FIS.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)
	By:	AMB Property Corporation,
Its general partner

Date: June 5, 2008	By:	/s/ Tamra D. Browne
Tamra D. Browne
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	AMB Property, L.P. Guaranteed Multicurrency Revolving Facility Agreement, dated as of May 30, 2008, by and among AMB Fund Management S.à r.l. acting on its own name but on behalf of AMB Europe Fund I FCP-FIS, as logistics fund, affiliates of AMB Europe Fund I FCP-FIS as listed therein, financial institutions as listed therein as original lenders (and other lenders that are from time to time parties thereto), AMB Property, L.P., as loan guarantor, and ING Real Estate Finance NV, as facility agent.

10.2	Loan Guarantee, dated as of May 30, 2008, by AMB Property, L.P., as Guarantor, for the benefit of the facility agent and the lenders that are from time to time parties to that certain AMB Property, L.P. Guaranteed Multicurrency Revolving Facility Agreement, dated as of May 30, 2008, among AMB Fund Management S.à r.l. acting on its own name but on behalf of AMB Europe Fund I FCP-FIS as the logistics fund, AMB Property, L.P. as the loan guarantor, the financial institutions listed therein as original lenders (and other lenders that are from time to time parties thereto) and ING Real Estate Finance N.V., as the facility agent.

10.3	Counter-Indemnity, dated May 30, 2008, by and between AMB Property, L.P. and AMB Fund Management S.à r.l. on behalf of AMB Europe Fund I FCP-FIS.